KOBRICK CAPITAL FUND
KOBRICK EMERGING GROWTH FUND
KOBRICK GROWTH FUND

Where the best minds meet(R)


Semiannual Report-- March 31, 2000

                               TABLE OF CONTENTS

SEMIANNUAL REPORT MARCH 31, 2000
--------------------------------

Presidents' Message...................................1

Portfolio Managers' Commentary and Performance
         Kobrick Capital Fund.........................2
         Kobrick Emerging Growth Fund.................4
         Kobrick Growth Fund..........................6

Schedules of Investments
         Kobrick Capital Fund.........................8
         Kobrick Emerging Growth Fund................10
         Kobrick Growth Fund.........................12

Financial Statements
         Statements of Assets and Liabilities........14
         Statements of Operations....................15
         Statements of Changes in Net Assets.........16
         Financial Highlights........................17

Notes to Financial Statements........................20




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NOTES:  EQUITY  SECURITIES ARE SUBJECT TO MARKET RISKS.  THIS MEANS YOU MAY LOSE
MONEY ON YOUR INVESTMENT BECAUSE THE VALUE OF SHARES OF MUTUAL FUNDS FLUCTUATE. YOUR SHARES, WHEN YOU REDEEM, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. GROWTH STOCKS ARE GENERALLY MORE SENSITIVE TO MARKET MOVEMENTS BECAUSE THEIR STOCK PRICES ARE BASED ON FUTURE EXPECTATIONS. INITIAL PUBLIC OFFERINGS ("IPOS") MAY HAVE SIGNIFICANT RISK AND MAY IMPACT THE FUND'S PERFORMANCE, RESULTING IN INCREASED TAX LIABILITY TO SHAREHOLDERS. FREQUENT PORTFOLIO TURNOVER MAY INCREASE YOUR RISK OF GREATER TAX LIABILITY, WHICH, IN TURN, COULD LOWER YOUR RETURN FROM THESE FUNDS.

RECENT RETURNS OCCURRED DURING FAVORABLE MARKET CONDITIONS, WHICH MAY NOT CONTINUE. RECENT RETURNS MAY BE HIGHER OR LOWER THAN THOSE SHOWN. SMALL-CAP AND EMERGING GROWTH COMPANIES ARE MORE VOLATILE THAN THE OVERALL MARKET. THESE RISKS AFFECT YOUR INVESTMENT'S VALUE. SEE THE PROSPECTUS FOR DETAILS.

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

                                 KOBRICK FUNDS

(a picture of John Hailer)
John T. Hailer
President and
Chief Executive Officer,
Nvest Funds

(a picture of Frederick Kobrick)
Frederick R. Kobrick
President and
Chief Executive Officer,
Kobrick Funds LLC


PRESIDENTS' MESSAGE                                               APRIL 24, 2000

DEAR FELLOW SHAREHOLDER:

We are pleased to report the investment results for the Kobrick Funds for the six months ended March 31, 2000. Coming off a tremendous surge in the stock markets in the last quarter of 1999 during which most major indices rose to new highs, investors encountered increased volatility that included wild price gyrations in many stocks and extreme point swings in the indices for the first three months of 2000. Much of the volatility was attributable to the stock market's lofty valuations, concerns about the earnings prospects of many Internet companies and actions by the Federal Reserve, which has raised interest rates five times since June 1999, including twice in 2000 (as of this writing), in an attempt to moderate the increased growth of the U.S. economy.

We believe a lot of the volatility is a highly emotional response, but an important factor in what could be the final stages of a bear market for many equities. The 100 largest Nasdaq stocks and a couple of hundred Internet stocks were the primary drivers of the Nasdaq Index's success in 1999 and early 2000, but most of the 4,400 issues in the index were down during the period. This same lack of breadth holds true for the S&P 500 and New York Stock Exchange. Taking out the speculation and margin debt excesses could be the end stage preceding what we believe will be a new broad bull market.

OUR PARTNERSHIP

The Kobrick Funds partnership with Nvest and Nvest Funds has blossomed into an outstanding relationship that has not only benefited our firms, but our shareholders as well. We are pleased with this development and expect even greater success from this union in the future.

New England Funds became Nvest Funds in February of this year to align more closely with the parent company, Nvest Companies, as well as with its fine management teams, such as Kobrick Funds. The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. Kobrick Funds has helped Nvest extend that tradition. The following pages discuss how we addressed the challenges and opportunities the markets presented in managing the three Kobrick Funds: Kobrick Capital, Emerging Growth and Growth.

We look forward to working with you as you invest toward your personal goals. For our part, we are committed to continuing to support you with quality investment products and outstanding customer service.

Sincerely,

/s/ John T.Hailer                          /s/ Frederick R. Kobrick
John T. Hailer                             Frederick R. Kobrick
President and Chief Executive Officer      President and Chief Executive Officer
Nvest Funds                                Kobrick Funds LLC

                              KOBRICK CAPITAL FUND

(a picture of Frederick Kobrick)

Frederick R. Kobrick
President and Chief Executive Officer,
Kobrick Funds LLC,
Portfolio Manager,
Kobrick Capital Fund

PORTFOLIO PROFILE

OBJECTIVE:
Maximum capital
appreciation

STRATEGY:
Invests primarily in equity securities of companies with small, medium and large capitalizations.

INCEPTION DATE:
December 31, 1997

MANAGER:
Frederick R. Kobrick

SYMBOLS:
Class A  KFCFX
Class B  KCFBX
Class C  KCFCX
Class Y  KCFYX

NET ASSET VALUE
PER SHARE:
(MARCH 31, 2000)
Class A  $24.89
Class B   24.82
Class C   24.83
Class Y   24.91

                                 Questions & Answers with Your Portfolio Manager
                                 -----------------------------------------------
                                                            Kobrick Capital Fund

Q. How did Kobrick Capital Fund perform during the six months ended March 31, 2000?

Kobrick Capital Fund did extremely well. While most stock market indices rose to new heights at the end of 1999, the first three months of 2000 saw increased volatility and greater challenges for investors in stocks of all sizes. Market leadership in the past six months went to a small group of companies, primarily in technology-related businesses. For the period, the Fund's Class A shares returned 67.23% at net asset value, more than triple the 21.52% return of its benchmark, the Russell 3000 Index. The Fund's results were also above the average for comparable funds. (See tables next page.)

Q. What were some of the reasons for the Fund's strong performance over the past six months?

We had a nice blend of stocks of all capitalizations, with much of the portfolio centered around mid-cap stocks, and participated selectively in some of the New Economy stocks that have helped drive the market. We stuck to the old-fashioned investment disciplines we apply in any economy: new, old or a mixture of the two. I believe what we sold was as big a factor in the Capital Fund's performance as what we bought. We monitored valuations and had a very diverse portfolio. We were heavily weighted in a number of different sectors in technology because that's where a lot of the strong earnings were; however we took profits near the end of the period, putting assets into companies in a variety of sectors that showed more realistic valuations, such as radio and media as well as some retail and financials.

Q. What are these "old-fashioned investment disciplines" you mentioned?

They are the same buy and sell disciplines I have used during my entire three decades in the investment business. We select stocks one at a time, bottom up, with more emphasis on individual companies than the industries in which they compete. We focus on traditional factors, such as a company's financial information and products, and we place a heavy emphasis on the ability of the company's management to execute its strategy. We also prefer to supplement our quantitative techniques with what we call 360-degree research.(TM) We meet and talk with company management, employees, customers, competition and even suppliers to make sure what these people say aligns with the company's strategies and objectives.

Q. You said you decreased your technology holdings near the end of the period. What is your outlook for tech stocks and the overall market for the coming year?

We invested in a variety of subsectors of technology stocks in anticipation of the surge that occurred during the last two months of 1999. However, we are always mindful of controlling risk and, with the significant appreciation that resulted, we gradually brought our technology positions down, selling the most highly valued companies.

In the market we've experienced lately, many technology companies' prices have come down substantially. We will be selectively adding technology, but we see opportunities in companies in a number of other areas with low valuation and strong growth potential. I believe we will see a substantial broadening of the market that will include many of the currently cheap growth stocks as investors realize that interest-rate increases are healthy and necessary to moderate the economy. The markets will continue to reward good stock pickers, and we will continue to invest using the same disciplines that have helped us reward Capital Fund investors.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                              KOBRICK CAPITAL FUND

                                       INVESTMENT RESULTS THROUGH MARCH 31, 2000
--------------------------------------------------------------------------------

Putting Performance in Perspective

The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 3000 Index.

GROWTH OF A $10,000  INVESTMENT IN CLASS A SHARES

BAR GRAPH APPEARS HERE

                                     December 31, 1997  (Inception)Through March 31, 2000

                                            Kobrick Capital         Kobrick Capital      Russell 3000 Index(4)
                                           Net Asset Value(1)   Maximum Sales Charge(2)
                       12/31/97                 10,000                    9,425                 10,000
                        1/31/98                 10,180                    9,595                 10,052
                        2/28/98                 11,280                   10,631                 10,771
                        3/31/98                 11,520                   10,858                 11,305
                        4/30/98                 11,890                   11,206                 11,416
                        5/31/98                 11,320                   10,669                 11,134
                        6/30/98                 12,410                   11,696                 11,511
                        7/31/98                 12,090                   11,395                 11,302
                        8/31/98                  9,830                    9,265                  9,570
                        9/30/98                 10,710                   10,094                 10,223
                       10/31/98                 11,580                   10,914                 10,999
                       11/30/98                 12,940                   12,196                 11,672
                       12/31/98                 15,000                   14,138                 12,414
                        1/31/99                 17,560                   16,550                 12,835
                        2/28/99                 16,280                   15,344                 12,381
                        3/31/99                 17,740                   16,720                 12,835
                        4/30/99                 18,220                   17,172                 13,414
                        5/31/99                 16,740                   15,777                 13,159
                        6/30/99                 17,990                   16,956                 13,824
                        7/31/99                 17,410                   16,409                 13,405
                        8/31/99                 17,410                   16,409                 13,253
                        9/30/99                 17,200                   16,211                 12,914
                       10/31/99                 18,084                   17,045                 13,724
                       11/30/99                 20,651                   19,464                 14,108
                       12/31/99                 25,982                   24,488                 15,009
                        1/31/00                 26,097                   24,597                 14,420
                        2/29/00                 31,948                   30,111                 14,554
                        3/31/00                 28,780                   27,125                 15,694


The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

AVERAGE ANNUAL TOTAL RETURNS-- MARCH 31, 2000

                                                      Six                   Since Fund's
                                                     Months      1 Year      Inception
Class A (Inception 12/31/97)
Net Asset Value(1)                                   67.23%       62.23%        60.09%
With Maximum Sales Charge(2)                         57.61        52.90         55.92
-----------------------------------------------------------------------------------------------
Class B (Inception 10/29/99)
Net Asset Value(1)                                    --           --           58.70%
With CDSC(3)                                          --           --           53.70
-----------------------------------------------------------------------------------------------
Class C (Inception 10/29/99)
Net Asset Value(1)                                    --           --           58.76%
With CDSC(3)                                          --           --           57.76
-----------------------------------------------------------------------------------------------
Class Y (Inception 10/29/99)
Net Asset Value(1)                                      --           --         59.27%
-----------------------------------------------------------------------------------------------

                                                                            Since Fund's    Since Fund's
                                                                              Class A      Class B,C & Y
Comparative Performance                                                       Inception      Inception
----------------------------------------------------------------------------------------------------------
Russell 3000 Index(4)                                21.52%       22.27%        22.18%         14.35%
Morningstar Midcap Growth Funds Average(5)           66.44        86.17         42.96          53.75
Lipper Multi-Cap Growth Funds Average(6)             55.59        65.29         41.50          44.56

Portfolio Characteristics at March 31, 2000
-------------------------------------------
                                                             % of
Your Fund's Composition                                   Net Assets
--------------------------------------------------------------------
                  Common Stocks                              92.7
                  Short Term Investments and Other            7.3

                                                             % of
Your Fund's Ten Largest Holdings                          Net Assets
--------------------------------------------------------------------
                  EchoStar Communications Corp.               3.7
                  Starbucks Corp.                             3.3
                  Apache Corp.                                3.3
                  Lehman Brothers Holdings, Inc.              3.3
                  Chevron Corp.                               3.0
                  AT&T Corp. (Liberty Media Group)            3.0
                  TJX Companies, Inc.                         2.7
                  Cendant Corp.                               2.5
                  Burlington Resources, Inc.                  2.1
                  Costco Wholesale Corp.                      2.1

                                                             % of
Your Fund's Five Largest Industries                       Net Assets
--------------------------------------------------------------------
                  Retail-Specialty                           14.0
                  Oil & Gas-Exploration & Production         13.1
                  Broadcast Media                            10.0
                  Investment Banking/Brokerage                8.5
                  Computer Hardware                           5.6

Portfolio holdings and asset allocations will vary.

NOTES

The returns in the Average Annual Total Returns table at left represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund perfo rmance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until October 29, 1999, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redmeptions within the first year of purchase.

(4) Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies selected for their growth orientation. You may not invest directly in an index.

(5) Morningstar Midcap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calculated from 11/1/99.

(6) Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar current investment style or objective as calculated by Lipper Inc.

                          KOBRICK EMERGING GROWTH FUND

(a picture of Frederick Kobrick)
Frederick R. Kobrick
President and Chief Executive Officer,
Kobrick Funds LLC and Portfolio Manager,
Kobrick Emerging Growth Fund

PORTFOLIO PROFILE

OBJECTIVE:
Provide growth of
capital

STRATEGY:
Invests primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations.

INCEPTION DATE:
December 31, 1997

MANAGER:
Frederick R. Kobrick

SYMBOLS:
Class A   KFEGX
Class B   KEGBX
Class C   KEGCX*
Class Y   KEGYX*

NET ASSET VALUE
PER SHARE:
(MARCH 31, 2000)
Class A  $24.11
Class B   24.05
Class C   24.06
Class Y   24.13
* proposed

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------
                                                    KOBRICK EMERGING GROWTH FUND

Q. How did Kobrick Emerging Growth Fund perform during the six months ended March 31, 2000?

In six months notable for substantial gains in the major stock indices as well as increased volatility, Kobrick Emerging Growth Fund posted strong results. For the period, the Fund's Class A shares returned 72.60% at net asset value, handily outdistancing the 26.83% return of its benchmark, the Russell 2000 Index. The Fund's results were also above the average for comparable funds. (See tables next page.)

Q. Small stocks are generally more volatile by nature. What is it about your investment process that helped you succeed in this environment?

We use a very carefully defined investment process that keys on our buy and sell disciplines. We screen the overall small stock universe to determine which stocks have the potential to meet our buy disciplines. Then we look for companies with management that can execute, compelling valuations and high earnings growth, and choose companies that meet all three disciplines. With the abundance of small companies to invest in, we place particular emphasis on strong management that can overcome the hurdles often faced by emerging companies. We will generally sell a stock if even one of the following occurs: the stock reaches its target price, there is a change in company management or strategy or the company fails to execute its strategy.

There is also a theme to investing in emerging growth companies that we don't encounter in our other funds. Although the Fund emphasizes small-cap stocks, we generally avoid investing in speculative little companies that don't have much operating history. There is a significant difference between emerging growth companies and those that are simply immature. Immature is an earlier stage, and we do our research to avoid those companies and limit exposure to initial public offering (IPO) stocks.

Q. What segments of the portfolio worked the best for the Fund over the past six months?

Let me answer that by saying first that we select stocks one at a time, bottom up, with emphasis on individual companies rather than the industries in which they compete. If we are overweighted or underweighted in a particular industry, it's because we are either finding good companies in that industry or not. We try not to play investment themes, such as buying all the techs or all the banks. In a broad overview, the Fund benefited from our investment in companies in diverse sectors, including communications, wireless, semiconductor electronics and equipment, software, services and broadcast media.

Q. What's your outlook for emerging growth companies and the Fund going forward?

Despite recent volatility, the economic fundamentals that helped propel the markets to record highs are still in place. We're still seeing economic growth with low inflation. The recent volatility in the market has brought a lot of companies down substantially in price. This creates great opportunity for bottom-up stock pickers like us, and we'll be sticking to our disciplines to find the good stocks and avoid the bad. Emerging growth stocks may continue to be volatile, but that's where the biggest opportunity will be. There are many smaller companies that look to be very undervalued, and it is a great area of research for us right now. We believe the interest rate increases will come to an end later this year, and the market will broaden, which will make a more rational market. And while technology stocks offer a core area to invest for the Fund, the strength in the market will no longer be limited to just technology, and we will see a bull market in more sectors, which should benefit the Fund and its shareholders.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                          KOBRICK EMERGING GROWTH FUND

                                       INVESTMENT RESULTS THROUGH MARCH 31, 2000
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE
The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the Russell 2000 Index.

Growth of a $10,000  Investment in Class A Shares

BAR GRAPH APPEARS HERE

                                  December 31, 1997  (inception) through March 31, 2000

                                                 Kobrick                 Kobrick                Russell
                                             Emerging Growth        Emerging Growth          2000 Index(4)
                                            Net Asset Value(1)   Maximum Sales Charge(2)

                       12/31/97                 10,000                    9,425                 10,000
                        1/31/98                 10,260                    9,670                  9,842
                        2/28/98                 11,330                   10,679                 10,570
                        3/31/98                 11,700                   11,027                 11,006
                        4/30/98                 12,050                   11,357                 11,067
                        5/31/98                 11,490                   10,829                 10,471
                        6/30/98                 12,560                   11,838                 10,493
                        7/31/98                 11,920                   11,235                  9,643
                        8/31/98                  9,350                    8,812                  7,771
                        9/30/98                 10,140                    9,557                  8,379
                       10/31/98                 10,560                    9,953                  8,721
                       11/30/98                 12,440                   11,725                  9,177
                       12/31/98                 13,950                   13,148                  9,745
                        1/31/99                 15,310                   14,430                  9,875
                        2/28/99                 13,960                   13,157                  9,075
                        3/31/99                 15,180                   14,307                  9,217
                        4/30/99                 15,770                   14,863                 10,043
                        5/31/99                 15,420                   14,533                 10,189
                        6/30/99                 16,720                   15,759                 10,650
                        7/31/99                 16,660                   15,702                 10,358
                        8/31/99                 16,500                   15,551                  9,975
                        9/30/99                 16,540                   15,589                  9,977
                       10/31/99                 17,987                   16,952                 10,017
                       11/30/99                 22,036                   20,769                 10,615
                       12/31/99                 26,014                   24,519                 11,817
                        1/31/00                 24,606                   23,191                 11,627
                        2/29/00                 30,822                   29,050                 13,547
                        3/31/00                 28,549                   26,907                 12,654

The illustration represents past performance of Class A shares and does not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

Average Annual Total Returns-- March 31, 2000

                                                     Six                     Since Fund's
                                                    Months       1 Year       Inception
Class A (Inception 12/31/97)
Net Asset Value(1)                                   72.60%       88.07%        59.51%
With MSC(2)                                          62.68        77.26         55.36
-----------------------------------------------------------------------------------------------
Class B (Inception 10/29/99)
Net Asset Value(1)                                     --           --          58.33%
With CDSC(3)                                           --           --          53.33
-----------------------------------------------------------------------------------------------
Class C (Inception 10/29/99)
Net Asset Value(1)                                     --           --          58.39%
With CDSC(3)                                           --           --          57.39
-----------------------------------------------------------------------------------------------
Class Y (Inception 10/29/99)
Net Asset Value(1)                                     --           --          58.86%
-----------------------------------------------------------------------------------------------

                                                                              Since Fund's  Since Fund's
                                                                                Class A    Class B,C & Y
Comparative Performance                                                        Inception     Inception
---------------------------------------------------------------------------------------------------------
Russell 2000 Index(4)                                26.83%       37.29%        11.03%         25.77%
Morningstar Small Cap Growth Funds Average(5)        62.88        89.95         35.32          54.17
Lipper Small Cap Growth Funds Average(6)             65.68        93.41         36.39          56.20


Portfolio Characteristics at March 31, 2000
-------------------------------------------
                                                             % of
Your Fund's Composition                                   Net Assets
--------------------------------------------------------------------
                  Common Stocks                              96.8
                  Short Term Investments and Other            3.2

                                                             % of
Your Fund's Ten Largest Holdings                          Net Assets
--------------------------------------------------------------------
                  American Eagle Outfitters, Inc.             5.1
                  The Men's Warehouse, Inc.                   4.8
                  Westwood One, Inc.                          3.9
                  Pegasus Communications Corp.                3.5
                  TJX Companies, Inc.                         3.2
                  Pier 1 Imports, Inc.                        3.2
                  Family Dollar Stores, Inc.                  3.0
                  Ashland, Inc.                               3.0
                  AutoNation, Inc.                            2.8
                  Starbucks, Corp.                            2.7

                                                             % of
Your Fund's Five Largest Industries                       Net Assets
--------------------------------------------------------------------
                  Retail-Specialty                           16.6
                  Retail-Apparel                             14.5
                  Broadcast Media                            10.0
                  Semiconductor-Equipment                     6.6
                  Computer Software                           5.6

Portfolio holdings and asset allocation will vary.

NOTES

The returns in the Average Annual Total Returns table at left represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until October 29, 1999, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redmeptions within the first year of purchase.

(4) Russell 2000 Index is an unmanaged index of 2000 smaller U.S. companies selected for their growth orientation. You may not invest directly in an index.

(5) Morningstar Small Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calcualted from 11/1/99.

(6) Lipper Small Cap Growth Funds Average is the average peformance without sales charges of all mutual funds with similar investment style or objective as calculated by Lipper Inc.

                              KOBRICK GROWTH FUND

(a picture of Michael Nance)
Michael E. Nance
Senior Vice President, Kobrick Funds LLC, and Portfolio Manager,
Kobrick Growth Fund


PORTFOLIO PROFILE

OBJECTIVE:
Provide long-term growth of capital

STRATEGY:
Invests primarily in equity securities of companies with large capitalizations, that the adviser believes have better than average long-term growth potential.

INCEPTION DATE:
September 1, 1998

MANAGER:
Michael E. Nance

SYMBOLS:
Class A  KFGRX
Class B  KFGBX
Class C  KFGCX*
Class Y  KFGYX*

NET ASSET VALUE
PER SHARE:
(MARCH 31, 2000)
Class A  $24.07
Class B   24.01
Class C   24.02
Class Y   24.09
*  proposed

                                 Questions & Answers with Your Portfolio Manager
                                 -----------------------------------------------
                                                             Kobrick Growth Fund

Q. How did Kobrick Growth Fund perform during the six months ended March 31, 2000?

Kobrick Growth Fund had a very strong six months in a stock market generally characterized by substantial advancement in the last quarter of 1999 and extreme volatility in the first quarter of 2000. For the period, the Fund's Class A shares returned 56.20% at net asset value, substantially outperforming the 17.51% return of the S&P 500 Stock Index, the Fund's benchmark. The Fund's results were also above the average for comparable funds. (See tables next page.)

Q. What was it about your investment style that helped you achieve such strong returns relative to the S&P 500?

A lot of the Growth Fund's success over the past six months had to do with sticking to our core disciplines. When examining companies, we look for three things: strong management, strong growth - both earnings and cash flow - and undervaluation. We are always looking for those same things, no matter what's happening in the market or the Fund, which helps take the emotion out of buying and selling stocks. These disciplines combined with our research have led me to a few areas of the market that I think are going to see explosive growth. More importantly, it's growth that hasn't been recognized by the market. The key is finding ideas before everyone else does and before that is reflected in the valuations.

Q. What are a couple of those areas of "explosive growth" you mentioned that have helped the Fund?

Wireless has been a great area of unrecognized growth, and the companies in that arena have far exceeded expectations for subscriber growth and for the demand of new products over the wireless phone, like data. People are accessing the Internet, shopping and e-mailing from their wireless devices. These types of devices are new, and I think will evolve into bigger and more important product sets. Again, this isn't widely recognized, so valuations in those stocks are still compelling. Another area that has helped the Fund is derivative plays off the Internet. Growth Fund owns a number of companies that will benefit from the continued growth of the Internet itself. As the Internet network becomes more complex, companies will need software to manage operations more efficiently. One such holding is Computer Associates International (3.1% as of 3/31/00), a software company that enables corporations to better manage their network and operations. Other holdings that helped the Fund uncluded long haul fiber companies and telecommunication service providers, like AT&T (2.8% as of 3/31/00) and Quest/U.S. West, which was sold before the close of the period. Most people see these two companies as long-distance companies, but they are also deriving an increasing portion of their revenues and profits from data transport over the Internet.

Q.   What's your outlook for large-cap growth stocks going forward?

Recent volatility aside, I see much of what happened in terms of market growth accelerating over the next couple of years. The strength in the stock market has been helped by the economy, which has been driven by low inflation and strong growth. Companies are increasing their productivity, and a big reason is the Internet, which allows for more efficient purchasing and distribution, not only business-to-consumer commerce, but increasingly for business-to-business. I believe future business-to-business commerce over the Internet will dwarf what we've seen so far and will continue to improve companies' efficiency, and bigger companies will benefit the most.

The portfolio manager's commentary reflects conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

                               KOBRICK GROWTH FUND

                                       INVESTMENT RESULTS THROUGH MARCH 31, 2000
--------------------------------------------------------------------------------

PUTTING PERFORMANCE IN PERSPECTIVE
The chart comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the differences between the two. Your Fund's total return for the period shown below reflects Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is the S&P 500 Index.

Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

BAR GRAPH APPEARS HERE

                                      September 1, 1998 (inception) through March 31, 2000

                                            Kobrick Growth          Kobrick Growth        S&P 500 Index(4)
                                          Net Asset Value(1)    Maximum Sales Charge(2)
                         9/1/98                 10,000                    9,425                 10,000
                        9/30/98                 10,320                    9,727                 10,641
                       10/31/98                 11,130                   10,490                 11,506
                       11/30/98                 12,100                   12,971                 12,203
                       12/31/98                 13,762                   12,970                 12,907
                        1/31/99                 15,763                   14,856                 13,446
                        2/28/99                 14,572                   13,735                 13,029
                        3/31/99                 15,473                   14,583                 13,550
                        4/30/99                 15,713                   14,809                 14,075
                        5/31/99                 14,742                   13,895                 13,742
                        6/30/99                 15,463                   14,574                 14,505
                        7/31/99                 15,153                   14,281                 14,052
                        8/31/99                 14,983                   14,121                 13,983
                        9/30/99                 15,413                   14,526                 13,599
                       10/31/99                 16,212                   15,281                 14,460
                       11/30/99                 17,773                   16,751                 14,754
                       12/31/99                 21,274                   20,050                 15,623
                        1/31/00                 20,283                   19,117                 14,838
                        2/29/00                 22,544                   21,248                 14,557
                        3/31/00                 24,074                   22,690                 15,981

Average Annual Total Returns-- March 31,2000

                                                     Months      1 Year      Inception
Class A (Inception 9/1/98)
Net Asset Value(1)                                   56.20%       55.59%        74.33%
With Maximum Sales Charge(2)                         47.22        46.65         67.92
-----------------------------------------------------------------------------------------------
Class B (Inception 10/29/99)
Net Asset Value(1)                                     --          --           48.12%
With CDSC(3)                                           --          --           43.12
-----------------------------------------------------------------------------------------------
Class C (Inception 10/29/99)
Net Asset Value(1)                                     --          --           48.18%
With CDSC(3)                                           --          --           47.18
-----------------------------------------------------------------------------------------------
Class Y (Inception 10/29/99)
Net Asset Value(1)                                     --          --           48.61%
-----------------------------------------------------------------------------------------------

                                                                               Since Fund's   Since Fund's
                                                                                 Class A     Class B,C & Y
Comparative Performance                                                         Inception       Inception
--------------------------------------------------------------------------------------------------------
S&P 500 Index(4)                                       17.51%       17.94%        34.46%         10.52%
Morningstar Large Cap Growth Funds Average(5)          37.87        39.24         56.19          29.26
Lipper Large-Cap Growth Funds Average(6)               38.47        38.08         58.04          28.32

Portfolio Characteristics at March 31, 2000
                                                             % of
Your Fund's Composition                                   Net Assets
--------------------------------------------------------------------
                  Common Stocks                              96.8
                  Short Term Investments and Other            3.2

                                                             % of
Your Fund's Ten Largest Holdings                          Net Assets
--------------------------------------------------------------------
                  Tyco International, Ltd.                    6.1
                  MediaOne Group, Inc.                        5.2
                  EchoStar Communications Corp.               5.0
                  Microsoft Corp.                             3.8
                  AT&T Corp. (Liberty Media Group)            3.5
                  Sprint Corp. (PCS Group)                    3.2
                  Computer Associates International, Inc.     3.1
                  First Data Corp.                            3.0
                  AT&T Corp.                                  2.8
                  Software.com, Inc.                          2.8

                                                             % of
Your Fund's Five Largest Industries                       Net Assets
--------------------------------------------------------------------
                  Broadcast Media                            16.4
                  Computer Software                          13.2
                  Manufacturer-Diversified                    8.5
                  Telecommunications-Cellular                 7.5
                  Banks-Major Regional                        5.0

Portfolio holdings and asset allocations will vary.

NOTES

The returns in the Average Annual Total Returns table at left represent past performance of the Fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. Periods of less than one year are not annualized. Periods of less than one year are not annualized. All index and Fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. Until October 29, 1999, the Fund had only one class of shares and was offered without a sales charge. Historical performance has been recalculated to include a sales charge.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redmeptions within the first year of purchase.

(4) Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index of U.S. common stock performance. You may not invest directly in an index. Since inception return calculated from 8/31/98 for Class A shares.

(5) Morningstar Large Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception return is calculated from 8/31/98. for Class A shares and from 11/1/99 for Class B, C and Y shares.

(6) Lipper Large-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment style or objective as calculated by Lipper Inc. Since inception return calculated from 8/31/98 Class A shares.

                KOBRICK CAPITAL FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS --  97.0% OF TOTAL NET ASSETS

DESCRIPTION                                    SHARES               VALUE (A)
--------------------------------------------------------------------------------
COMMON STOCKS-- 92.7%
BANKS-MAJOR REGIONAL-- 2.7%
First Union Corp.                              161,000          $ 5,997,250
Wachovia Corp.                                  70,000            4,729,375
                                                                -----------
                                                                 10,726,625
                                                                -----------

BROADCAST MEDIA-- 10.0%
AT&T Corp. (Liberty Media Group) (c)           201,200           11,921,100
CBS Corp.                                       63,100            3,573,037
EchoStar Communications Corp. (c)              183,500           14,496,500
MediaOne Group, Inc. (c)                        74,700            6,050,700
Wink Communications, Inc. (c)                  103,400            3,450,975
                                                                -----------
                                                                 39,492,312
                                                                -----------

COMMUNICATION-EQUIPMENT-- 0.3%
Next Level Communications, Inc. (c)              9,100              989,625
                                                                -----------

COMPUTER HARDWARE-- 5.6%
Apple Computer, Inc.                            59,200            7,892,100
Compaq Computer Corp.                          216,600            5,942,962
Dell Computer Corp. (c)                        141,400            7,547,225
Palm, Inc. (c)                                  13,100              587,863
                                                                -----------
                                                                 21,970,150
                                                                -----------

COMPUTER NETWORKING-- 0.1%
Arrowpoint Communications, Inc. (c)              2,800              331,756
                                                                -----------

COMPUTER SOFTWARE-- 3.2%
Selectica, Inc. (c)                              1,000               88,250
Software.com, Inc. (c)                          43,300            5,580,287
Symantec Corp. (c)                              43,300            3,252,913
VERITAS Software Corp. (c)                      29,600            3,877,600
                                                                -----------
                                                                 12,799,050
                                                                -----------

ENTERTAINMENT-- 0.5%
Tickets.com, Inc. (c)                          139,900            1,329,050
Youthstream Media Networks, Inc. (c)(e)         44,100              463,050
                                                                -----------
                                                                  1,792,100
                                                                -----------

HEALTHCARE-DRUGS-- 0.0%
OraPharma, Inc. (c)                                700               12,950
                                                                -----------
INTERNET-- 0.8%
Amdocs, Ltd. (c)                                32,200            2,372,737
Digital Impact, Inc. (c)                        23,800              846,388
                                                                -----------
                                                                  3,219,125
                                                                -----------

INVESTMENT BANKING/BROKERAGE-- 8.5%
E*TRADE Group, Inc. (c)                        157,500            4,744,688
Lehman Brothers Holdings, Inc.                 132,500           12,852,500
Merrill Lynch & Company, Inc.                   37,200            3,906,000
Morgan Stanley Dean Witter & Co.                91,300            7,446,656
Paine Webber Group, Inc.                       105,900            4,659,600
                                                                -----------
                                                                 33,609,444
                                                                -----------

MANUFACTURER-DIVERSIFIED-- 1.8%
Tyco International, Ltd.                       142,500            7,107,188
                                                                -----------

OIL & GAS-DRILLING & EQUIPMENT-- 3.2%
Global Marine, Inc. (c)                        307,400            7,800,275
Smith International, Inc. (c)                   60,200            4,665,500
                                                                -----------
                                                                 12,465,775
                                                                -----------

OIL & GAS-EXPLORATION & PRODUCTION-- 13.1%
Apache Corp.                                   259,000           12,885,250
Burlington Resources, Inc.                     224,400            8,302,800
Chevron Corp.                                  130,100           12,026,119
Noble Affiliates, Inc.                         201,300            6,605,156
Occidental Petroleum Corp.                     194,100            4,027,575
Texaco, Inc.                                    72,100            3,866,363
USX-Marathon Group                             161,300            4,203,881
                                                                -----------
                                                                 51,917,144
                                                                -----------

PAPER & FOREST PRODUCT-- 2.6%
Georgia Pacific Corp. (Timber Group)            80,500            3,340,750
International Paper Co.                        161,000            6,892,813
                                                                -----------
                                                                 10,233,563
                                                                -----------

RESTAURANTS-- 3.3%
Starbucks Corp. (c)                            295,200           13,228,650
                                                                -----------
RETAIL-APPAREL-- 3.9%
AnnTaylor Stores Corp. (c)                     163,400            3,860,325
The Men's Wearhouse, Inc. (c)                   20,100              570,337
TJX Companies, Inc.                            487,600           10,818,625
                                                                -----------
                                                                 15,249,287
                                                                -----------

RETAIL-DEPARTMENT STORE-- 3.5%
Costco Wholesale Corp.                         155,200            8,148,000
Family Dollar Stores, Inc.                     276,100            5,746,331
                                                                -----------
                                                                 13,894,331
                                                                -----------

RETAIL-SPECIALTY-- 14.0%
AutoNation, Inc. (c)                           769,500            6,107,906
Bed Bath & Beyond, Inc. (c)                    155,700            6,130,688
Circuit City Stores                            133,800            8,145,075
Kohl's Corp. (c)                                75,700            7,882,262
Lowe's Cos.                                    137,300            8,014,887
Pacific Sunwear of California, Inc. (c)        102,900            3,556,481
Pier 1 Imports, Inc.                           152,100            1,806,188


                See accompanying notes to financial statements.
8

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS --  97.0% OF TOTAL NET ASSETS


DESCRIPTION                                    SHARES               VALUE (A)
--------------------------------------------------------------------------------
RETAIL-SPECIALTY-- (continued)
Staples, Inc. (c)                              210,000          $ 4,200,000
Tandy Corp.                                    107,800            6,009,850
Tweeter Home Entertainment Group, Inc. (c)      81,300            3,597,525
                                                                -----------
                                                                 55,450,862
                                                                -----------

SEMICONDUCTOR-ELECTRONICS-- 3.4%
Cypress Semiconductor Corp. (c)                 44,900            2,214,131
Infineon Technologies AG (ADR)                   4,200              241,238
Insilicon, Inc. (c)                              5,600               88,550
Integrated Device Technology, Inc. (c)          69,800            2,765,825
Intel Corp.                                     58,900            7,693,812
Intersil Holding Corp. (c)                       5,100              263,606
                                                                -----------
                                                                 13,267,162
                                                                -----------

SEMICONDUCTOR-EQUIPMENT-- 2.9%
KLA-Tencor Corp. (c)                            57,800            4,869,650
Lam Research Corp. (c)                         115,200            5,191,200
Novellus Systems, Inc. (c)                      25,000            1,403,125
                                                                -----------
                                                                 11,463,975
                                                                -----------

SERVICES-COMMERCIAL & CONSUMER-- 2.8%
Cendant Corp. (c)(d)                           537,100            9,936,350
MDC Corporation, Inc. (c)                      103,700            1,205,513
                                                                -----------
                                                                 11,141,863
                                                                -----------

SERVICES-DATA PROCESSING-- 1.1%
First Data Corp.                               101,100            4,473,675
                                                                -----------

TELECOMMUNICATIONS-CELLULAR-- 2.9%
Alamosa PCS Holdings, Inc. (c)                  22,000              830,500
Nextel Communications, Inc. (c)                 32,500            4,818,125
Sprint Corp. (PCS Group) (c)                    90,600            5,917,313
                                                                -----------
                                                                 11,565,938
                                                                -----------

TELECOMMUNICATIONS-EQUIPMENT-- 0.5%
P-Com, Inc. (c)                                106,200            1,964,700
                                                                -----------

TELEPHONE-- 2.0%
Net2000 Communications, Inc. (c)                 4,100               97,375
U.S. West, Inc.                                109,800            7,974,225
                                                                -----------
                                                                  8,071,600
                                                                -----------

TOTAL COMMON STOCK
  (Identified Cost $352,798,538)                                366,438,850
                                                                -----------

                                             PRINCIPAL
DESCRIPTION                                 AMOUNT (000)         VALUE(A)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT - 4.3%
Repurchase Agreement with State
  Street Bank & Trust Co., 5.250%,
  dated 3/31/2000, to be repurchased
  for $16,992,431 on 4/3/2000
  (collateralized by U.S. Treasury
  Note, 6.500%, 8/31/2001,
  market value $17,328,655)                    $16,985         $ 16,985,000
                                                                -----------
TOTAL SHORT TERM INVESTMENT                                      16,985,000
    (Identified Cost $16,985,000)                               -----------

TOTAL INVESTMENTS - 97.0%
    (Identified Cost $369,783,538)(b)                           383,423,850
Other assets less liabilities                                    11,797,845
                                                                -----------
TOTAL NET ASSETS - 100%                                        $395,221,695
                                                               ============

(a)  See Note 2 of Notes to Financial Statements.
(b)  Federal Tax Information:  At March 31, 2000
     the net unrealized appreciation on investments
     based on cost of $369,783,538 for federal
     income tax purposes was  as follows:
       Aggregate gross unrealized appreciation
          for all investments in which there is an excess
          of value over tax cost.                              $ 22,301,608
       Aggregate gross unrealized depreciation for all
          investments in which there is an excess of
          tax cost over value                                    -8,661,296
                                                                -----------
       Net unrealized appreciation                             $ 13,640,312
                                                               ============
(c)  Non-income producing security.
(d)  Affiliated company. See Note 7 of Notes to Financial Statements.
(e) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
ADR American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

                                                                               9
                See accompanying notes to financial statements.

            KOBRICK EMERGING GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS -- 106.5% OF TOTAL NET ASSETS

DESCRIPTION                                     SHARES            VALUE (A)
---------------------------------------------------------------------------
COMMON STOCKS-- 96.8%
BROADCAST MEDIA-- 10.0%
Pegasus Communications Corp. (c)                44,200         $  6,221,150
Westwood One, Inc.                             191,400            6,938,250
Wink Communications, Inc. (c)                  145,000            4,839,375
                                                                -----------
                                                                 17,998,775
                                                                -----------

CHEMICALS-SPECIALTY-- 3.0%
Ashland, Inc.                                  160,100            5,353,344
                                                                -----------

COMMUNICATION-EQUIPMENT-- 0.7%
CapRock Communications Corp. (c)                25,600            1,254,400
                                                                -----------

COMMUNICATION-SOFTWARE-- 0.3%
Maxcom Corp. (c)                               100,000              619,408
                                                                -----------

COMPUTER HARDWARE-- 0.2%
Palm, Inc. (c)                                   6,000              269,250
                                                                -----------

COMPUTER NETWORKING-- 0.1%
Arrowpoint Communications, Inc. (c)              1,300              154,030
                                                                -----------

COMPUTER SOFTWARE-- 5.6%
Exchange Applications, Inc. (c)                 32,400            1,714,669
Extensity, Inc. (c)                             19,900              955,200
Great Plains Software, Inc. (c)                 29,500            1,574,562
Selectica, Inc. (c)                                600               52,950
Software.com, Inc. (c)                          14,200            1,830,025
Viador, Inc. (c)                                82,000            4,007,750
                                                                -----------
                                                                 10,135,156
                                                                -----------

ELECTRONICS-INSTRUMENT-- 3.4%
Parker-Hannifin Corp.                           92,200            3,809,013
St. Assembly Test Services, Ltd. (ADR)          49,300            2,391,050
                                                                -----------
                                                                  6,200,063
                                                                -----------

ENTERTAINMENT-- 0.3%
YouthStream Media Networks, Inc. (c)            37,100              486,938
                                                                -----------

HEALTHCARE-DRUGS-- 0.0%
OraPharma, Inc. (c)                                300                5,550
                                                                -----------

HEALTHCARE-MANAGED CARE-- 0.7%
Sunrise Assisted Living, Inc. (c)              100,000            1,325,000
                                                                -----------

HOUSEHOLD FURNITURE-- 1.1%
Leggett & Platt, Inc.                           92,000            1,978,000
                                                                -----------

INTERNET-- 1.2%
Breakaway Solutions, Inc. (c)                   18,800              855,400
Digital Impact, Inc. (c)                         6,600              234,712
Lante Corp. (c)                                  1,100               33,413
Netpliance, Inc. (c)                            73,900            1,071,550
                                                                -----------
                                                                  2,195,075
                                                                -----------

INVESTMENT BANKING/BROKERAGE-- 4.1%
A.G. Edwards, Inc.                              94,100            3,764,000
E*TRADE Group, Inc. (c)                         67,500            2,033,437
Legg Mason, Inc.                                38,300            1,656,475
                                                                -----------
                                                                  7,453,912
                                                                -----------
LODGING-HOTELS-- 1.2%
Extended Stay America, Inc. (c)                290,700            2,180,250
                                                                -----------

OIL & GAS-DRILLING & EQUIPMENT-- 3.7%
R&B Falcon Corp. (c)                           180,000            3,825,000
Smith International, Inc. (c)                   35,000            2,819,688
                                                                -----------
                                                                  6,644,688
                                                                -----------
OIL & GAS-EXPLORATION & PRODUCTION-- 4.3%
Apache Corp.                                    76,100            3,785,975
Noble Affiliates, Inc.                         119,600            3,924,375
                                                                -----------
                                                                  7,710,350
                                                                -----------
OIL & GAS-REFINING & MARKETING-- 1.5%
Sunoco, Inc.                                    96,700            2,677,381
                                                                -----------

RESTAURANTS-- 2.7%
Starbucks Corp. (c)                            110,400            4,947,300
                                                                -----------

RETAIL-APPAREL-- 14.5%
American Eagle Outfitters, Inc.                240,000            9,105,000
AnnTaylor Stores Corp. (c)                     110,900            2,620,012
The Men's Wearhouse, Inc. (c)                  292,200            8,656,425
TJX Companies, Inc.                            259,200            5,751,000
                                                                -----------
                                                                 26,132,437
                                                                -----------

RETAIL-DEPARTMENT STORE-- 5.4%
Dollar Tree Stores, Inc. (c)                    84,600            4,409,775
Family Dollar Stores, Inc.                     258,000            5,369,625
                                                                -----------
                                                                  9,779,400
                                                                -----------

RETAIL-SPECIALTY-- 16.6%
AutoNation, Inc. (c)                           645,900            5,126,831
Bed Bath & Beyond, Inc. (c)                     70,500            2,775,937
garden.com, Inc. (c)                             7,500               60,938
Gerald Stevens, Inc. (c)(d)                    167,000            1,175,680
Office Depot, Inc. (c)                         329,300            3,807,531
Pacific Sunwear of California, Inc.(c)         105,100            4,046,350
Pier 1 Imports, Inc.                           554,400            5,682,600
Staples, Inc. (c)                              123,800            2,476,000
Tweeter Home Entertainment
  Group, Inc. (c)                              107,200            4,743,600
                                                                -----------
                                                                 29,895,467
                                                                -----------

SEMICONDUCTOR-ELECTRONICS--2.8%
Infineon Technologies AG (ADR) (c)               1,900              109,131
Insilicon, Inc. (c)                              2,500               39,531


10
                 See accompanying notes to financial statements.

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS -- 106.5% OF TOTAL NET ASSETS

DESCRIPTION                                     SHARES            VALUE (A)
---------------------------------------------------------------------------
SEMICONDUCTOR-ELECTRONICS--(continued)
Integrated Device Technology, Inc. (c)          12,400         $    491,350
Intersil Holding Corp. (c)                      34,200            1,767,713
Microchip Technology, Inc. (c)                  39,100            2,570,825
                                                                -----------
                                                                  4,978,550
                                                                -----------

SEMICONDUCTOR-EQUIPMENT-- 6.6%
Lam Research Corp. (c)                          90,400            4,073,650
LTX Corp. (c)                                  100,000            4,518,750
Novellus Systems, Inc (c)                       57,900            3,249,637
                                                                -----------
                                                                 11,842,037
                                                                -----------

SERVICES-COMMERCIAL & CONSUMER-- 3.9%
AnswerThink Consulting Group, Inc. (c)          75,600            1,847,475
CacheFlow, Inc.                                  4,500              533,250
Heidrick & Struggles
  International, Inc. (c)                       20,000              802,500
Lightspan Partnership, Inc. (c)                  1,600               28,400
MDC Corporation, Inc. (c)                      124,700            1,449,637
Pathways Group, Inc. (c)                        92,500              219,688
Sapient Corp. (c)                               17,700            1,484,587
Tanning Technology Corp. (c)                    15,000              645,938
                                                                -----------
                                                                  7,011,475
                                                                -----------

SERVICES-DATA PROCESSING-- 0.1%
VIA NET.WORKS, Inc. (c)                          4,300              114,219
                                                                -----------

TELECOMMUNICATIONS-CELLULAR-- 0.2%
Alamosa PCS Holdings, Inc. (c)                   9,800              369,950
                                                                -----------

TELECOMMUNICATIONS-EQUIPMENT-- 0.7%
P-Com, Inc. (c)                                 65,100            1,204,350
                                                                -----------

TELEPHONE-- 1.9%
CTC Communications Group, Inc. (c)              81,300            3,465,413
Net2000 Communication, Inc. (c)                  1,800               42,750
                                                                -----------
                                                                  3,508,163
                                                                -----------

TOTAL COMMON STOCK
(Identified Cost $166,195,554)                                  174,424,918
                                                                -----------

                                                PRINCIPAL
DESCRIPTION                                    AMOUNT (000)       VALUE(A)
--------------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 9.7%
----------------------------
Repurchase Agreement with State Street
  Bank & Trust Co.,5.250%, dated
  3/31/2000, to be repurchased for
  $17,462,637 on 4/3/2000
  (collateralized by U.S. Treasury
  Bond, 8.125%, 5/15/2021, market
  value $17,809,636)                           $17,455          $17,455,000
                                                                -----------
Total Short Term Investment
  (Identified Cost $17,455,000)                                  17,455,000
                                                                -----------
Total Investments-- 106.5%
  (Identified Cost $183,650,554) (b)                            191,879,918
Other assets less liabilities                                   -11,699,503
                                                                -----------
Total Net Assets-- 100%                                        $180,180,415
                                                               ============

(a)     See Note 2 of Notes to Financial Statements.
(b)     Federal Tax Information:  At March 31, 2000 the net
        unrealized appreciation on invest- ments based on cost of $183,650,554 for federal income tax purposes was as follows:
        Aggregate gross unrealized appreciation for
          all investments in which there is an excess
          of value over tax cost.                              $ 14,204,261
        Aggregate gross unrealized depreciation
          for all investments in which there is an
          excess of tax cost over value                          -5,974,897
                                                                -----------
        Net unrealized appreciation                            $  8,229,364
                                                               ============
(c)     Non-income producing security.
(d) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
ADR American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                 KOBRICK GROWTH FUND -- SCHEDULE OF INVESTMENTS

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS -- 99.9% OF TOTAL NET ASSETS

DESCRIPTION                                     SHARES            VALUE (A)
--------------------------------------------------------------------------------
COMMON STOCKS-- 96.8%
BANKS-MAJOR REGIONAL-- 5.0%
Comerica, Inc.                                  28,200          $ 1,180,875
First Union Corp.                               76,800            2,860,800
Firstar Corp.                                  103,200            2,367,150
                                                                -----------
                                                                  6,408,825
                                                                -----------

BROADCAST MEDIA-- 16.4%
AT&T Corp.(Liberty Media Group) (c)             77,000            4,562,250
EchoStar Communications Corp. (c)               82,200            6,493,800
MediaOne Group, Inc. (c)                        82,800            6,706,800
Pegasus Communications Corp. (c)                24,100            3,392,075
                                                                -----------
                                                                 21,154,925
                                                                -----------

CHEMICALS-SPECIALTY-- 0.9%
Waters Corp. (c)                                12,400            1,181,100
                                                                -----------


COMMUNICATION-EQUIPMENT-- 3.6%
Ericsson LM Telephone Co. (ADR) (c)             23,500            2,204,594
Motorola, Inc.                                   7,700            1,096,287
Nokia Corp. (ADR)                                6,100            1,325,225
                                                                -----------
                                                                  4,626,106
                                                                -----------

COMMUNICATION-SOFTWARE/SERVICES-- 3.6%
BroadWing, Inc.                                 68,700            2,554,781
Global Crossing, Ltd. (c)                       17,900              732,781
Teligent, Inc. (c)                              20,700            1,383,019
                                                                -----------
                                                                  4,670,581
                                                                -----------

COMPUTER NETWORKING-- 2.1%
Arrowpoint Communications, Inc. (c)                900              106,636
Cisco Systems, Inc. (c)                         34,200            2,644,087
                                                                -----------
                                                                  2,750,723
                                                                -----------

COMPUTER SOFTWARE-- 13.2%
Computer Associates International, Inc.         66,900            3,959,644
Extensity, Inc. (c)                             14,900              715,200
Microsoft Corp. (c)                             46,100            4,898,125
Oracle Corp. (c)                                17,200            1,342,675
Software.com, Inc. (c)                          28,400            3,660,050
The 3DO Co. (c)                                 87,500              847,656
VeriSign, Inc. (c)                               6,500              971,750
WatchGuard Technologies (c)                      7,300              657,000
                                                                -----------
                                                                 17,052,100
                                                                -----------

CONSUMER FINANCE-- 1.9%
Providian Financial Corp.                       28,400            2,460,150
                                                                -----------


ELECTRIC COMPANIES-- 1.6%
Dynegy, Inc.                                    32,400         $  2,033,100
                                                                -----------

ELECTRONICS-INSTRUMENT-- 2.9%
Tektronix, Inc.                                 50,200            2,811,200
Thermo Electron Corp. (c)                       46,800              953,550
                                                                -----------
                                                                  3,764,750
                                                                -----------

HEALTHCARE-DIVERSIFIED-- 2.2%
American Home Products Corp.                    51,800            2,777,775
                                                                -----------

HEALTHCARE-DRUGS-- 3.7%
Pfizer, Inc.                                    68,700            2,511,844
Priority Healthcare Corp. (c)                   43,600            2,190,900
                                                                -----------
                                                                  4,702,744
                                                                -----------

INTERNET-- 0.1%
Quokka Sports, Inc. (c)                         14,700              156,188
                                                                -----------

INVESTMENT BANKING/BROKERAGE-- 1.0%
Merrill Lynch & Company, Inc.                   11,600            1,218,000
                                                                -----------

MANUFACTURER-DIVERSIFIED-- 8.5%
General Electric Co.                            20,600            3,196,862
Tyco International, Ltd.                       156,600            7,810,425
                                                                -----------
                                                                 11,007,287
                                                                -----------

OIL & GAS-DRILLING & EQUIPMENT-- 0.9%
Pride International, Inc. (c)                   51,300            1,170,281
                                                                -----------

OIL & GAS-EXPLORATION & PRODUCTION-- 1.0%
Exxon Mobil Corp.                               15,800            1,271,900
                                                                -----------

RETAIL-APPAREL-- 1.1%
TJX Companies, Inc.                             61,000            1,353,438
                                                                -----------

RETAIL-GENERAL MERCHANDISE-- 0.9%
Wal-Mart Stores, Inc.                           21,700            1,204,350
                                                                -----------

RETAIL-SPECIALTY-- 2.1%
CVS Corp.                                       73,500            2,760,844
                                                                -----------

SEMICONDUCTOR-ELECTRONIC--0.4%
National Semiconductor Corp. (c)                 7,500              454,688
                                                                -----------

SEMICONDUCTOR-EQUIPMENT-- 4.0%
KLA-Tencor Corp. (c)                            32,200            2,712,850
Lam Research Corp. (c)                          54,500            2,455,906
                                                                -----------
                                                                  5,168,756
                                                                -----------

                See accompanying notes to financial statements.
12

           KOBRICK GROWTH FUND -- SCHEDULE OF INVESTMENTS (CONTINTUED)

Investments as of March 31, 2000
(Unaudited)
INVESTMENTS -- 99.9% OF TOTAL NET ASSETS

DESCRIPTION                                     SHARES            VALUE (A)
--------------------------------------------------------------------------------
SERVICES-COMMERCIAL & CONSUMER-- 3.2%
Aviall, Inc.                                    55,000         $    464,063
Cendant Corp. (c)(d)                           138,900            2,569,650
Heidrick & Struggles
International, Inc. (c)                         28,100            1,127,512
                                                                -----------
                                                                  4,161,225

SERVICES-DATA PROCESSING-- 4.0%
Electronic Data Systems Corp.                   19,900            1,277,331
First Data Corp.                                86,600            3,832,050
                                                                -----------
                                                                  5,109,381

TELECOMMUNICATIONS-CELLULAR-- 7.5%
Nextel Communications, Inc. (c)                 17,400            2,579,550
Sprint Corp. (PCS Group) (c)                    63,500            4,147,344
Vodafone AirTouch PLC (ADR) (c)                 29,600            1,644,650
VoiceStream Wireless Corp. (c)                  10,100            1,301,006
                                                                -----------
                                                                  9,672,550

TELECOMMUNICATIONS-EQUIPMENT-- 0.8%
P-Com, Inc. (c)                                 57,100            1,056,350
                                                                -----------

TELECOMMUNICATIONS-LONG DISTANCE-- 2.8%
AT&T Corp.                                      65,100            3,661,875
                                                                -----------

TELEPHONE-- 1.4%
CTC Communications Group, Inc.                  42,550            1,813,694
                                                                -----------

TOTAL COMMON STOCK
  (Identified Cost $108,184,318)                                124,823,686
                                                                -----------

                                             PRINCIPAL
DESCRIPTION                                 AMOUNT (000)          VALUE (A)
---------------------------------------------------------------------------
SHORT TERM INVESTMENT-- 3.1%
----------------------------
Repurchase Agreement with State Street
  Bank & Trust Co., 3.500%, dated 3/31/2000,
  to be repurchased for $4,058,183 on
  4/3/2000 (collateralized by U.S.
  Treasury Note, 6.375%, 8/15/2002,
  market valu $4,142,040)                     $  4,057          $ 4,057,000
                                                                -----------
TOTAL SHORT TERM INVESTMENT
  (Identified Cost $4,057,000)                                    4,057,000
                                                                -----------
TOTAL INVESTMENTS-- 99.9%
  (Identified Cost $112,241,318) (b)                            128,880,686
Other assets less liabilities                                        76,296
                                                                -----------
TOTAL NET ASSETS-- 100%                                        $128,956,982
                                                               ============

(a)     See Note 2 of Notes to Financial Statements.
(b)     Federal Tax Information:  At March 31, 2000
          the net unrealized appreciation on
          investments based on cost of $112,241,318
          for federal income tax purposes was
          as follows:
        Aggregate gross unrealized appreciation
          for all investments in which there is
          an excess of value over tax cost                      $18,818,071
        Aggregate gross unrealized depreciation
          for all investments in which there is
          an excess of tax cost over value                       -2,178,703
                                                                -----------
        Net unrealized appreciation                             $16,639,368
                                                                ===========
(c)     Non-income producing security.
(d)     Affiliated company. See Note 7 of Notes to Financial Statements.
ADR American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

March 31, 2000
(Unaudited)

                                                       KOBRICK            KOBRICK              KOBRICK
                                                       CAPITAL         EMERGING GROWTH         GROWTH
                                                        FUND               FUND                 FUND
                                                    -----------------------------------------------------
ASSETS
Investments, at value
  Securities (cost $352,798,538, $166,195,554
  and $108,184,318, respectively)                   $ 366,438,850       $ 174,424,918       $ 124,823,686
Repurchase Agreements                                  16,985,000          17,455,000           4,057,000
Cash                                                          951                 754                 943
Dividends and interest receivable                          40,866               3,080              42,327
Receivable for securities sold                        208,053,673          26,405,059               3,800
Receivable for Fund shares sold                         5,772,276           2,655,695           1,525,466
Deferred organizational costs                              23,095              23,094                  --
                                                     ------------        ------------        ------------
  TOTAL ASSETS                                        597,314,711         220,967,600         130,453,222

LIABILITIES
Payable for securities purchased                      201,165,890          40,406,671           1,292,671
Payable for Fund shares redeemed                          428,444             190,433              89,060
Investment advisory fee payable                           260,487              48,172              13,843
Accounts payable and accrued expenses                     238,195             141,909             100,666
                                                     ------------        ------------        ------------
TOTAL LIABILITIES                                     202,093,016          40,787,185           1,496,240
                                                     ------------        ------------        ------------
NET ASSETS                                          $ 395,221,695       $ 180,180,415       $ 128,956,982
                                                     ============        ============        ============

NET ASSETS CONSIST OF:
Paid-in capital                                     $ 300,268,971       $ 130,936,216       $  95,283,870
Undistributed net investment income (loss)             -1,226,589            -538,898            -317,024
Accumulated net realized gain (loss) on
investments                                            82,539,001          41,553,733          17,350,768
Net unrealized appreciation
  (depreciation) of investments                        13,640,312           8,229,364          16,639,368
                                                     ------------        ------------        ------------
NET ASSETS                                          $ 395,221,695       $ 180,180,415       $ 128,956,982
                                                     ============        ============        ============

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
CLASS A SHARES:
  Net assets                                        $ 258,521,848       $ 130,330,163       $ 101,387,780
                                                     ============        ============        ============
  Shares of beneficial interest                        10,387,569           5,406,613           4,213,005
                                                     ============        ============        ============
  Net asset value and redemption price per share         $  24.89            $  24.11            $  24.07
                                                           ======              ======              ======
  Offering price per share (based on single
  purchases of less than $50,000;
  reduced sales charges apply for purchases in
  excess of this amount)                                 $  26.41            $  25.58            $  25.53
                                                           ======              ======              ======
CLASS B SHARES: (redemption price is equal to
  net asset value less any applicable
  contingent deferred sales charges)

  Net assets                                         $ 78,916,678        $ 34,840,871        $ 21,520,861
                                                     ============        ============        ============
  Shares of beneficial interest                         3,179,237           1,448,858             896,456
                                                     ============        ============        ============
  Net asset value and offering price per share           $  24.82            $  24.05            $  24.01
                                                           ======              ======              ======

CLASS C SHARES: (redemption price is equal
  to net asset value less any applicable
  contingent deferred sales charges)
  Net assets                                         $ 14,466,801         $ 9,024,362         $ 5,601,818
                                                     ============        ============        ============
  Shares of beneficial interest                           582,572             375,095             233,246
                                                     ============        ============        ============
  Net asset value and offering price per share            $ 24.83             $ 24.06             $ 24.02
                                                           ======              ======              ======

CLASS Y SHARES:
  Net assets                                         $ 43,316,368         $ 5,985,019          $  446,523
                                                     ============        ============        ============
  Shares of beneficial interest                         1,738,924             248,032              18,532
                                                     ============        ============        ============
  Net asset value, offering
  and redemption price per share                         $  24.91            $  24.13             $ 24.09
                                                           ======              ======              ======

14
                See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2000
(Unaudited)

                                                          KOBRICK             KOBRICK             KOBRICK
                                                          CAPITAL         EMERGING GROWTH         GROWTH
                                                          FUND                 FUND                FUND
                                                      ---------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes
   of $0, $0 and $720, respectively)                  $   100,650         $     4,717          $  136,113
Interest                                                  527,027             323,241             133,906
                                                         --------            --------            --------
                                                          627,677             327,958             270,019
Expenses
Investment advisory fees                                1,164,404             535,957             395,927
Service fees - Class A                                    217,651             113,313              87,845
Service and distribution fees - Class  B                  131,337              57,066              32,156
Service and distribution fees - Class C                    27,431              15,589              11,764
Trustees' fees and expenses                                13,000              13,000              13,000
Accounting and administrative fees                         71,187              38,515              25,000
Custodian fees                                             70,116              46,254              45,068
Transfer agent fees                                        94,881              62,331              56,206
Audit and tax services                                     17,633              17,530              14,581
Legal fees                                                 17,504              10,322               7,057
Printing                                                   10,272               5,086               4,655
Registration fees                                         137,185              97,947              65,676
Other                                                      24,632              12,013               6,191
                                                         --------            --------            --------
Total expenses                                          1,997,233           1,024,923             765,126
                                                         --------            --------            --------
Fees waived and/or expenses
reimbursed by investment adviser                         -142,967            -158,067            -178,083
                                                         --------            --------            --------
Net expenses                                            1,854,266             866,856             587,043
                                                         --------            --------            --------
Net investment income (loss)                           -1,226,589            -538,898            -317,024
                                                         --------            --------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments - net              82,931,897          41,835,899          18,429,200
Change in unrealized appreciation
  (depreciation) of investments - net                   8,774,395           3,489,775          15,618,683
                                                       ----------          ----------          ----------
Net realized and unrealized gain (loss) on
  investments                                          91,706,292          45,325,674          34,047,883
                                                       ----------          ----------          ----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING FROM OPERATIONS            $ 90,479,703        $ 44,786,776        $ 33,730,859
                                                     ============        ============        ============

                See accompanying notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              KOBRICK
                                                                              CAPITAL
                                                                               FUND
                                                              ----------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR
                                                                MARCH 31,                    ENDED
                                                                  2000                   SEPTEMBER 30,
                                                               (UNAUDITED)                   1999
                                                              -------------              -------------
FROM OPERATIONS:
   Net investment income (loss)                               $  -1,226,589              $    -852,881
   Net realized gain (loss) on investments                       82,931,897                 16,177,706
   Change in unrealized appreciation (depreciation)
     on investments                                               8,774,395                  1,627,744
                                                                -----------                -----------
   Increase (decrease) in net assets resulting
     from operations                                             90,479,703                 16,952,569
                                                                -----------                -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                         --                         --
   Net realized capital gains
     Class A                                                    -15,058,834                     --
                                                                -----------                -----------
                                                                -15,058,834                     --
                                                                -----------                -----------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                   216,921,791                 58,463,760
                                                                -----------                -----------
   Total increase (decrease) in net assets                      292,342,660                 75,416,329
                                                                -----------                -----------


NET ASSETS
   Beginning of period                                          102,879,035                 27,462,706
                                                                -----------                -----------
   End of period                                              $ 395,221,695              $ 102,879,035
                                                              =============              =============


UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                    $  -1,226,589              $      --
                                                              =============              =============


                                                                              KOBRICK
                                                                          EMERGING GROWTH
                                                                               FUND
                                                              ----------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR
                                                                MARCH 31,                    ENDED
                                                                  2000                   SEPTEMBER 30,
                                                               (UNAUDITED)                   1999
                                                              -------------              -------------
FROM OPERATIONS:
   Net investment income (loss)                               $    -538,898              $    -472,282
   Net realized gain (loss) on investments                       41,835,899                 10,214,647
   Change in unrealized appreciation (depreciation)
     on investments                                               3,489,775                  4,046,441
                                                                -----------                -----------
   Increase (decrease) in net assets resulting
     from operations                                             44,786,776                 13,788,806
                                                                -----------                -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
    Class A                                                         --                         --
   Net realized capital gains
    Class A                                                      -8,538,224                    --
                                                                -----------                -----------
                                                                 -8,538,224                    --
                                                                -----------                -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                    91,757,173                 20,055,647
                                                                -----------                -----------
   Total increase (decrease) in net assets                      128,005,725                 33,844,453
                                                                -----------                -----------
NET ASSETS
   Beginning of period                                           52,174,690                 18,330,237
                                                                -----------                -----------
   End of period                                              $ 180,180,415              $  52,174,690
                                                              =============              =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                    $    -538,898              $     --
                                                              =============              =============

                                                                              KOBRICK
                                                                               GROWTH
                                                                                FUND
                                                              ----------------------------------------
                                                               SIX MONTHS
                                                                  ENDED                      YEAR
                                                                MARCH 31,                    ENDED
                                                                  2000                   SEPTEMBER 30,
                                                               (UNAUDITED)                   1999
                                                              -------------              -------------
FROM OPERATIONS:
   Net investment income (loss)                               $    -317,024              $    -161,123
   Net realized gain (loss) on investments                       18,429,200                 -1,064,205
   Change in unrealized appreciation (depreciation)
     on investments                                              15,618,683                    975,250
                                                                -----------                -----------
   Increase (decrease) in net assets resulting
     from operations                                             33,730,859                   -250,078
                                                                -----------                -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income
     Class A                                                        --                            -273
   Net realized capital gains
     Class A                                                        --                         --
                                                                -----------                -----------
                                                                    --                            -273
                                                                -----------                -----------
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                                    48,399,043                 46,022,992
                                                                -----------                -----------
   Total increase (decrease) in net assets                       82,129,902                 45,772,641
                                                                -----------                -----------

NET ASSETS
   Beginning of period                                           46,827,080                  1,054,439
                                                                -----------                -----------
   End of period                                              $ 128,956,982              $  46,827,080
                                                              =============              =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                    $    -317,024              $     --
                                                              =============              =============

16
                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

KOBRICK CAPITAL FUND
For a share outstanding throughout each period.


                                                  SIX MONTHS                           FOR THE PERIOD
                                                    ENDED                               DECEMBER 31,
                                                   MARCH 31,          YEAR ENDED       1997(A) THROUGH
                                                     2000            SEPTEMBER 30,     SEPTEMBER 30,
                                                  (UNAUDITED)             1999              1998
                                               -----------------  -----------------  -----------------
                                                                      CLASS A
Net asset value, beginning of the period          $    17.21          $    10.71          $    10.00
                                                  ----------          ----------          ----------
Income (loss) from investment operations
   Net investment income (loss)                        -0.09            -0.18(c)             -0.13(c)
   Net realized and unrealized gain (loss) on
     investments                                       10.14                6.68                0.84
                                                  ----------          ----------          ----------
Total from investment operations                       10.05                6.50                0.71
                                                  ----------          ----------          ----------
Less distributions
   Distributions from net realized capital gains       -2.37               --                 --
                                                  ----------          ----------          ----------
Total distributions                                    -2.37               --                 --
                                                  ----------          ----------          ----------
Net asset value, end of the period                $    24.89          $    17.21          $    10.71
                                                  ==========          ==========          ==========

Total return (%) (b)                                   67.23               60.69                7.10
Net assets, end of the period (000)               $  258,522          $  102,879          $   27,463
Ratios to average net assets:
   Net expenses (%) (d)                                 1.53                1.75                1.75
   Expense before fee waiver (%) (d)                    1.57                1.77                2.21
   Net investment income (loss) (%) (d)                -0.52               -1.09               -1.38
Portfolio turnover rate (%)                              686                 778                 350


(a)  Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)  Calculated using the average shares outstanding during the period.
(d)  Computed on an annualized basis for periods less than one year.

               See accompanying notes to financial statements.
17

                                                                        FOR THE PERIOD
                                                                      OCTOBER 29, 1999(A)
                                                                            THROUGH
                                                                        March 31, 2000
                                                                          (UNAUDITED)
                                                                        ---------------
                                                             CLASS B         CLASS C          CLASS Y
                                                           -------------------------------------------
Net asset value, beginning of the period                   $     15.64     $     15.64     $     15.64
                                                           -----------     -----------     -----------
Income (loss) from investment operations
   Net investment income (loss)                                  -0.07           -0.08           -0.06
   Net realized and unrealized gain (loss) on
     investments                                                  9.25            9.27            9.33
                                                           -----------     -----------     -----------
Total from investment operations                                  9.18            9.19            9.27
                                                           -----------     -----------     -----------
Less distributions
   Distributions from net realized capital gains                  --              --              --
                                                           -----------     -----------     -----------
Total distributions                                               --              --              --
                                                           -----------     -----------     -----------
Net asset value, end of the period                         $     24.82     $     24.83     $     24.91
                                                           ===========     ===========     ===========
Total return (%) (b)                                             58.70           58.76           59.27
Net assets, end of the period (000)                        $    78,917     $    14,467     $    43,316
Ratios to average net assets:
   Net expenses (%) (d)                                           2.25            2.25            1.25
   Expense before fee waiver (%) (d)                              2.30            2.30            1.39
   Net investment income (loss) (%) (d)                          -0.69           -0.69           -0.32
Portfolio turnover rate (%)                                        686             686             686

(a)  Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)  Calculated using the average shares outstanding during the period.
(d)  Computed on an annualized basis for periods less than one year.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS

KOBRICK  EMERGING  GROWTH  FUND
For a share outstanding throughout each period.

                                                 SIX MONTHS                           FOR THE PERIOD
                                                    ENDED                               DECEMBER 31,
                                                   MARCH 31,          YEAR ENDED       1997(A) THROUGH
                                                     2000            SEPTEMBER 30,     SEPTEMBER 30,
                                                  (UNAUDITED)             1999              1998
                                               -----------------  -----------------  -----------------
                                                                      CLASS A
Net asset value, beginning of the period          $    16.54          $    10.14          $    10.00
                                                  ----------          ----------          ----------
Income (loss) from investment operations
   Net investment income (loss)                        -0.09            -0.18(c)            -0.11(c)
   Net realized and unrealized gain (loss) on
     investments                                       10.37                6.58             0.25(e)
                                                  ----------          ----------          ----------
Total from investment operations                       10.28                6.40                0.14
                                                  ----------          ----------          ----------
Less distributions
   Distributions from net realized capital gains       -2.71               --                 --
                                                  ----------          ----------          ----------
Total distributions                                    -2.71               --                 --
                                                  ----------          ----------          ----------
Net asset value, end of the period                $    24.11          $    16.54          $    10.14
                                                  ==========          ==========          ==========

Total return (%) (b)                                   72.60               63.12                1.40
Net assets, end of the period (000)               $  130,330          $   52,175         $    18,330
Ratios to average net assets:
   Net expenses (%) (d)                                 1.52                1.75                1.75
   Expense before fee waiver (%) (d)                    1.67                2.08                2.24
   Net investment income (loss) (%) (d)                -0.54               -1.24               -1.16
Portfolio turnover rate (%)                              406                 442                 287

(a)  Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations.
     Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)  Calculated using the average shares outstanding during the period.
(d) Computed on an annualized basis for periods less than one year. (e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

                                                                            FOR THE
                                                                            PERIOD
                                                                  OCTOBER 29, 1999(A) THROUGH
                                                                         MARCH 31, 2000
                                                                          (UNAUDITED)
                                                                   --------------------------
                                                              CLASS B        CLASS C         CLASS Y
                                                           -------------------------------------------
Net asset value, beginning of the period                   $     15.19     $     15.19     $     15.19
                                                           -----------     -----------     -----------
Income from investment operations
   Net investment income (loss)                                  -0.07           -0.07           -0.03
   Net realized and unrealized gain (loss) on investments         8.93            8.94            8.97
                                                           -----------     -----------     -----------
Total from investment operations                                  8.86            8.87            8.94
                                                           -----------     -----------     -----------
Less distributions
   Distributions from net realized capital gains                   --              --              --
                                                           -----------     -----------     -----------
Total distributions                                                --              --              --
                                                           -----------     -----------     -----------
Net asset value, end of the period                         $     24.05     $     24.06     $     24.13
                                                           ===========     ===========     ===========
Total return (%) (b)                                             58.33           58.39           58.86
Net assets, end of the period (000)                        $    34,841     $     9,024     $     5,985
Ratios to average net assets:
Net expenses (%) (d)                                              2.25            2.25            1.25
   Expenses before fee waiver (%) (d)                             2.43            2.43            1.43
   Net investment income (loss) (%) (d)                          -0.71           -0.71           -0.29
Portfolio turnover rate (%)                                        406             406             406

(a)   Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)   Calculated using the average shares outstanding during the period.
(d)   Computed on an annualized basis for periods less than one year.
(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

18
              See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
KOBRICK GROWTH FUND
For a share outstanding throughout each period.

                                                  SIX MONTHS                           FOR THE PERIOD
                                                    ENDED                                SEPTEMBER 1,
                                                   MARCH 31,          YEAR ENDED       1998(A) THROUGH
                                                     2000            SEPTEMBER 30,      SEPTEMBER 30,
                                                  (UNAUDITED)            1999               1998
                                               -----------------  -----------------  -----------------
                                                                      CLASS A
Net asset value, beginning of the period          $    15.41          $    10.32          $    10.00
                                                  ----------          ----------          ----------
Income (loss) from investment operations
   Net investment income (loss)                        -0.07            -0.08(c)          -0.00(c)(f)
   Net realized and unrealized gain (loss) on
     investments                                        8.73             5.17(e)                0.32
                                                  ----------          ----------          ----------
Total from investment operations                        8.66                5.09                0.32
                                                  ----------          ----------          ----------
Less distributions
   Distributions from net realized capital gains         --              0.00(f)               --
                                                  ----------          ----------          ----------
Total distributions                                      --                 0.00               --
                                                  ----------          ----------          ----------
Net asset value, end of the period                $    24.07          $    15.41          $    10.32
                                                  ==========          ==========          ==========

Total return (%) (b)                                   56.20               49.35                3.20
Net assets, end of the period (000)               $  101,388          $   46,827         $     1,054
Ratios to average net assets:
   Net expenses (%) (d)                                 1.40                1.40                1.40
   Expense before fee waiver (%) (d)                    1.54                2.13               11.11
   Net investment income (loss) (%) (d)                -0.42               -0.55                0.32
Portfolio turnover rate (%)                              473                 632                  11


(a)   Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)   Calculated using the average shares outstanding during the period.
(d)   Computed on an annualized basis for periods less than one year.
(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)   Amount is less than $0.01.

                                                                           OCTOBER 29, 1999(A)
                                                                                 THROUGH
                                                                              MARCH 31, 2000
                                                                               (UNAUDITED)
                                                                           -------------------
                                                               Class B        Class C        Class Y
                                                           ------------------------------------------
Net asset value, beginning of the period                    $    16.21      $    16.21      $    16.21
                                                           -----------     -----------     -----------
Income from investment operations
   Net investment income (loss)                                  -0.06           -0.08           -0.02
   Net realized and unrealized gain (loss) on
     investments                                                  7.86            7.89            7.90
                                                           -----------     -----------     -----------
Total from investment operations                                  7.80            7.81            7.88
                                                           -----------     -----------     -----------
Less distributions
   Dividends from net investment income                            --              --              --
                                                           -----------     -----------     -----------
Total distributions                                                --              --              --
                                                           -----------     -----------     -----------
Net asset value, end of the period                          $    24.01      $    24.02      $    24.09
                                                           ===========     ===========     ===========

Total return (%) (b)                                             48.12           48.18           48.61
Net assets, end of the period (000)                         $   21,521      $    5,602      $      447
Ratios to average net assets:
   Net expenses (%) (d)                                           2.15            2.15            1.15
   Expense before fee waiver (%) (d)                              2.28            2.28            1.29
   Net investment income (loss) (%) (d)                          -0.64           -0.66           -0.24
Portfolio turnover rate (%)                                        473             473             473

(a)  Commencement of operations.
(b) A sales charge for Class A shares or contingent deferred sales charge for Class B and Class C shares is not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(c)  Calculated using the average shares outstanding during the period.
(d)  Computed on an annualized basis for periods less than one year.
(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f)  Amount is less than $0.01.


                                                                              19
                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended March 31, 2000
(Unaudited)

NOTE 1-- ORGANIZATION
The Nvest Kobrick Investment Trust (formerly known as Kobrick Investment Trust), a Massachusetts business trust (the "Trust"), was organized on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a diversified open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust in multiple series. The Trust consists presently of three separate series: Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (individually, a "Fund" and, collectively, the "Funds"). The investment objective of the Kobrick Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. The investment objective of the Kobrick Emerging Growth Fund is to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations. The investment objective of the Kobrick Growth Fund is to provide long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Fund's investment adviser believes have better than average long-term growth potential.

The Funds' investment adviser is Kobrick Funds LLC ("Kobrick"), a wholly owned subsidiary of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Kobrick was formed in May 1999 and on July 7, 1999 the business carried on by its predecessor ("former adviser") was contributed to Kobrick.

At a meeting of the Funds' Board of Trustees held on October 5, 1999, the Board authorized the Funds to issue multiple classes of shares. Effective November 1, 1999, the Funds offer Class A, Class B, Class C and Class Y shares. Class A shares purchased after October 29, 1999 are sold with a maximum front end sales charge of 5.75%. All shareholders invested in any of the Funds before the new share classes became effective were automatically converted to Class A "load waived" shares and were allowed to continue to invest without paying any commissions. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors and impose certain eligibility and investment requirements. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated.

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Options, interest rate futures and options thereon that are tracked on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Board of Trustees.

     REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that Kobrick has determined are creditworthy. The repurchase agreements are collateralized by U.S. Government securities. The Fund's custodian takes possession of the underlying collateral on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held, including accrued interest, is at least equal to 102% of the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on trade date for financial statement purposes and the first day after trade date for the calculations of the Funds' net asset values per share. Accordingly, the Funds' calculated net asset values per share on March 31, 2000, were adjusted in the financial statements to reflect investment security transactions that occured on March 31, 2000. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

     EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

For the Six Months Ended March 31, 2000
(Unaudited)

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Trustees approve separate dividends on each class of shares. It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax differences will result in reclassifications to capital accounts.

     FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made. At September 30, 1999, the Kobrick Growth Fund had a capital loss carryforward of $13,209, all of which will expire on September 30, 2007. The Kobrick Growth Fund elected to defer to its fiscal year ending September 30, 2000, a loss of $595,649.

     ORGANIZATION COSTS: Offering costs, including the fees and expenses of registering and qualifying shares of each Fund for distribution under federal and state securities regulations, had been amortized over the one-year period from the date each Fund commenced operations. Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected to be realized, not to exceed sixty months. If any of the initial shares of the Kobrick Capital Fund and Kobrick Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organizational costs. Organizational costs associated with the Kobrick Growth Fund have been borne by Kobrick.

     LINE OF CREDIT: The Trust has entered into a committed line of credit with State Street Bank and Trust Company ("State Street"). This line of credit agreement includes restrictions that the Trust maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. Interest on borrowings is payable at the State Street's Cost of Funds plus 0.75% per annum. Under this Agreement, the Trust has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the six months ended March 31, 2000, the Trust had no borrowings against the line of credit.

NOTE 3-- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEES: The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobrick. Under the agreement, Kobrick provides investment management services to the Trust, and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of each Fund.

ACCOUNTING AND ADMINISTRATIVE EXPENSE: Nvest Services Company, Inc. ("NSC") is a subsidiary of Nvest and performs certain accounting and administrative services for the Funds including : (i) performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Funds and (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance. For the services provided, each Fund pays NSC the greater of the following: (i) an annual fee payable in equal monthly installments equal to $70,000 per Fund; or
(ii) at the annual rate of 0.07% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $300 million and 0.03% of such assets in excess of $400 million. For the six months ended March 31, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid NSC $46,120, $22,369 and $17,499, respectively. Prior to October 1, 1999, State Street provided the accounting and administrative services.

TRANSFER AGENT FEES: NSC is the transfer and shareholder servicing agent and Boston Financial Data Services, Inc. ("BFDS") serves as the sub-transfer agent for the Funds. For the six months ended March 31, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid $76,999, $41,819 and $31,818, respectively, to NSC as compensation for its services in that capacity. Prior to October 1, 1999, BFDS provided transfer agent and shareholder services.

SERVICE AND DISTRIBUTION FEES: Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Funds' Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Funds' Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays Nvest Funds Distributor, L.P. ("Nvest Distributor"), the Funds' distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in providing personal services to investors owning Class A shares and/or the maintenance of shareholder accounts. For the six months ended March 31, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Distributor $217,651, $113,313 and $87,845, respectively under the Class A Plan. If the expenses of Nvest Distributor that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by a Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.

For the Six Months Ended March 31, 2000
(Unaudited)

Under the Class B and Class C Plans, each Fund pays Nvest Distributor a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in providing personal services to investors in Class B and Class C shares or the maintenance of shareholder accounts. For the period ended March 31, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Funds $32,834, $14,266 and $8,039 respectively under the Class B Plan and $6,858, $3,897 and $2,941, respectively under the Class C Plan.

Also under the Class B and Class C Plans, each Fund pays Nvest Distributor a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Distributor) incurred by Nvest Distributor in connection with the marketing or sale of Class B and Class C shares. For the six months ended March 31, 2000, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid Nvest Distributor $98,503, $42,800 and $24,117, respectively under the Class B Plan and $20,573, $11,692 and $8,823, respectively under the Class C Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Distributor by investors in shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund during the period ended March 31, 2000, amounted to $4,855,841 , $2,205,002 and $1,217,692 , respectively.

TRUSTEES FEES AND EXPENSES: No officer, director or employee of Kobrick, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. Each Trustee who is not an "affiliated person" receives an annual retainer fee from the Trust of $4,000 plus $500 from each Fund for each board meeting attended and $500 from each Fund for each audit committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

NOTE 4-- EXPENSE LIMITATIONS
Effective November 1, 1999, Kobrick has given a binding undertaking to the Funds, through at least January 31, 2001, to limit the amount of total expenses, excluding certain expenses, to 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets for the Class A, B, C and Y shares, respectively of the Kobrick Capital Fund and Kobrick Emerging Growth Fund and 1.40%, 2.15%, 2.15% and 1.15% for the Class A, B, C and Y shares, respectively of the Kobrick Growth Fund. Accordingly, to the extent total expenses exceed the amount of the respective limit, Kobrick will reduce its management fees and/or reimburse the Funds for certain expenses. With respect to each Fund, Kobrick shall be permitted to recover expenses it has borne after November 1, 1999 (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund's expenses fall below the rates set forth above; provided however, that a Fund is not obligated to pay any such amounts more than one year after the end of the fiscal year in which the fee was deferred. Until November 1, 1999, the Funds had only one class of shares and Kobrick agreed to limit expenses to the annual rates of 1.75%, 1.75% and 1.40% of average daily net assets for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

NOTE 5--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the six months ended March 31, 2000, were as follows:

                                        PURCHASES              SALES
                                     ----------------    -----------------
Kobrick Capital Fund                 $  1,592,918,495    $   1,415,725,044
Kobrick Emerging Growth Fund         $    470,776,058    $     389,995,845
Kobrick Growth Fund                  $    398,386,951    $     351,224,328

NOTE 6--CAPITAL SHARES
At March 31, 2000, Cendant Corporation ("Cendant") owned 17.0%, 28.7%, and 43.4% of the Kobrick Capital Fund, Kobrick Emerging Growth Fund, and Kobrick Growth Fund, respectively. Cendant no longer maintains an interest in the Funds' investment adviser as a result of the contribution of business to Kobrick described in Note 1. In conjunction with this contribution, the former adviser has entered into an agreement with Cendant whereby certain restrictions have been placed on Cendant's ability to redeem shares in the Funds through December 31, 2000. Partial redemptions, however, are permitted through December 31, 2000 and such redemptions could have a material impact on the net assets of the Funds.

At March 31, 2000, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                              SIX MONTHS ENDED                       YEAR ENDED
                                               MARCH 31, 2000                    SEPTEMBER 30, 1999
                                              ----------------                   ------------------
KOBRICK CAPITAL FUND                   SHARES                 AMOUNT          SHARES             AMOUNT
--------------------                   ------                 ------          ------             ------
CLASS A*
--------
Shares sold                          14,182,991           $ 464,542,080      11,084,15        $ 196,225,287
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  realized gain                         986,268              14,981,407         --                 --
                                    -----------             -----------    -----------          -----------
                                     15,169,259             479,523,487     11,084,151          196,225,287
Shares repurchased                  -10,759,202            -382,428,687     -7,670,163         -137,761,527
                                    -----------             -----------    -----------          -----------
Net increase (decrease)               4,410,057           $  97,094,800      3,413,988        $  58,463,760
                                    -----------             -----------    -----------          -----------

                   NOTES TO FINANCIAL STATEMENT - CONTINTUED
For the Six Months Ended March 31, 2000
(Unaudited)

                                              FOR THE PERIOD
                                            OCTOBER 29, 1999(A)
                                                  THROUGH                            YEAR ENDED
                                               MARCH 31, 2000                    SEPTEMBER 30, 1999
                                            ------------------                   ------------------
                                       SHARES                 AMOUNT          SHARES             AMOUNT
                                       ------                 ------          ------             ------
CLASS B
--------
Shares sold                           3,256,605           $  76,645,335
Shares repurchased                      -77,368              -1,931,183
                                      ---------             -----------
Net increase (decrease)               3,179,237           $  74,714,152
                                      ---------             -----------
Class C
--------
Shares sold                             622,992           $  14,214,673
Shares repurchased                      -40,420                -934,803
                                    -----------             -----------
Net increase (decrease)                 582,572           $  13,279,870
                                      ---------             -----------
Class Y
--------
Shares sold                           1,942,049           $  36,708,610
Shares repurchased                     -203,125              -4,875,641
                                    -----------             -----------
Net increase (decrease)               1,738,924           $  31,832,969
                                    -----------             -----------
Increase (decrease) derived from
   capital share transactions         9,910,790           $ 216,921,791      3,413,988        $  58,463,760
                                      =========           =============      =========        =============

                                             SIX MONTHS ENDED                       YEAR ENDED
                                              MARCH 31, 2000                    SEPTEMBER 30, 1999
                                            ------------------                  ------------------
KOBRICK EMERGING GROWTH FUND           SHARES                AMOUNT           SHARES             AMOUNT
----------------------------           ------                ------           ------             ------
CLASS A*
--------
Shares sold                          16,168,480           $ 468,912,150      9,037,310        $ 149,214,081
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  realized gain                         577,486               8,506,362          --                  --
                                    -----------             -----------    -----------          -----------
                                     16,745,966             477,418,512      9,037,310          149,214,081
Shares repurchased                  -14,493,216            -432,069,436     -7,690,691         -129,158,434
                                    -----------             -----------    -----------          -----------
Net increase (decrease)               2,252,750           $  45,349,076      1,346,619        $  20,055,647
                                    -----------             -----------    -----------          -----------

                                             FOR THE PERIOD
                                           OCTOBER 29, 1999(A)
                                                 THROUGH
                                              MARCH 31, 2000
                                            ------------------
                                       SHARES                 AMOUNT
                                       ------                 ------
CLASS B
--------
Shares sold                           1,504,896              33,756,455
Shares repurchased                      -56,038              -1,308,796
                                    -----------             -----------
Net increase (decrease)               1,448,858           $  32,447,659
                                    -----------             -----------
CLASS C
--------
Shares sold                             380,132           $   8,480,736
Shares repurchased                       -5,037                -118,218
                                    -----------             -----------
Net increase (decrease)                 375,095           $   8,362,518
                                    -----------             -----------
CLASS Y
--------
Shares sold                             254,290           $   5,760,528
Shares repurchased                       -6,258                -162,608
                                    -----------             -----------
Net increase (decrease)                 248,032           $   5,597,920
                                    -----------             -----------
Net increase (decrease) derived
  from capital share transactions     4,324,735           $  91,757,173      1,346,619        $  20,055,647
                                      =========           =============      =========        =============

For the Six Months Ended March 31, 2000
(Unaudited)

                                             SIX MONTHS ENDED                        YEAR ENDED
                                              MARCH 31, 2000                     SEPTEMBER 30, 1999
                                            ------------------                   ------------------
KOBRICK GROWTH FUND                    SHARES                AMOUNT           SHARES             AMOUNT
--------------------                   ------                ------           ------             ------
CLASS A*
--------
Shares sold                          18,799,517           $ 358,762,944      3,281,085        $  51,206,741
Shares issued in connection with
  the reinvestment of:
  Dividends from net investment
  income                                  --                     --                 21                  273
                                    -----------             -----------    -----------          -----------
                                     18,799,517             358,762,944      3,281,106           51,207,014
Shares repurchased                  -17,625,896            -334,517,436       -343,911           -5,184,022
                                    -----------             -----------    -----------          -----------
Net increase (decrease)               1,173,621           $  24,245,508      2,937,195        $  46,022,992
                                    -----------             -----------    -----------          -----------

                                              FOR THE PERIOD
                                            OCTOBER 29, 1999(A)
                                                 THROUGH
                                              MARCH 31, 2000
                                            ------------------
                                       SHARES                 AMOUNT
                                       ------                 ------
CLASS B
--------
Shares sold                             929,772           $  19,812,434
Shares repurchased                      -33,316                -740,564
                                    -----------             -----------
Net increase (decrease)                 896,456           $  19,071,870
                                    -----------             -----------

CLASS C
--------
Shares sold                             237,160           $   4,767,188
Shares repurchased                       -3,914                 -80,712
                                    -----------             -----------
Net increase (decrease)                 233,246           $   4,686,476
                                    -----------             -----------

CLASS Y
--------
Shares sold                              24,312           $     511,260
Shares repurchased                       -5,780                -116,071
                                    -----------             -----------
Net increase (decrease)                  18,532           $     395,189
                                    -----------             -----------
Net increase (decrease) derived
  from capital share transactions     2,321,855           $  48,399,043      2,937,195         $ 46,022,992
                                      =========           =============      =========         ============

(a)  Commencement of operations

* Purchases (including reinvestment of dividends) and sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the six months ended March 31, 2000, were purchases of 8,970,966 shares with a cost of $195,861,622, 13,722,873 shares with a cost of $269,589,903 and 17,082,451 shares with a cost of $319,391,004, respectively;
sales of 8,582,715 shares with a value of $189,964,091, 13,365,459 shares with a value of $264,325,191 and 17,082,451 shares with a value of $319,391,004, respectively. Purchases (including reinvestment of dividends) and sales of capital shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund by Cendant for the year ended September 30, 1999, were purchases of 5,360,968 shares with a cost of $102,259,435, 6,251,014 shares with a cost of $105,436,604 and 2,348,936 shares with a cost of $37,044,805, respectively; sales of 4,948,434 shares with a value of $90,259,435, 5,793,797 shares with a value of $98,436,604, and 0 shares with a value of $0, respectively.

NOTE 7-- TRANSACTIONS WITH AFFILIATED COMPANIES
As a result of Cendant's, ownership of shares of the Funds (see Note 6), it is considered an affiliate of the Funds. Transactions during the period with companies which are affiliates are as follows:

                  .                                                                                    BALANCE
                                                                                                    AS OF MARCH 31,
                                                  PURCHASES                   SALES                      2000
                                                  ---------                   -----                      ----
                           AFFILIATES          COST        SHARES        COST        SHARES       VALUE       SHARES
                           ----------          ----        ------        ----        ------       -----       ------
Kobrick Capital Fund      Cendant Corp.    $14,458,727     756,000    $4,551,697    746,000    $9,936,350     537,100
Kobrick Growth Fund       Cendant Corp.    $5,670,943      306,000    $3,481,466    189,200    $2,569,650     138,900

NVEST FUNDS

LARGE-CAP  EQUITY  FUNDS
Capital  Growth Fund
Kobrick  Growth Fund
Growth Fund
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Balanced Fund
Star Value Fund*

ALL-CAP  EQUITY FUNDS
Star Advisers Fund
Kobrick  Capital Fund
Bullseye Fund
Equity Income Fund

SMALL-CAP EQUITY FUNDS
Star Small Cap Fund
Kobrick Emerging Growth Fund

GLOBAL/INTERNATIONAL  EQUITY
Star  Worldwide  Fund
International  Equity  Fund

CORPORATE  INCOME FUNDS
Short Term  Corporate  Income Fund
Bond Income Fund
High Income Fund
Strategic  Income Fund

GOVERNMENT  INCOME FUNDS
Limited Term U.S. Government Fund
Government  Securities Fund

MONEY MARKET FUNDS**
Cash Management Trust
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**An  investment  in the Fund is not
  insured or guaranteed  by the FDIC
  or any other government agency.

TAX-FREE INCOME FUNDS
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Intermediate Term Tax Free
Fund of California
Massachusetts Tax Free Income Fund

*    Formerly Value Fund

Note:Equity funds are listed by investment style from growth to value within their category.

To learn more, and for a free prospectus, contact your financial representative.
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Boston, MA  02116
Toll Free  800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to
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


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